Principal Funds, Inc.

Supplement dated March 18, 2019
to the Statutory Prospectus dated March 1, 2019

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR FINISTERRE UNCONSTRAINED EMERGING MARKETS BOND FUND

Effective April 1, 2019, delete the Annual Fund Operating Expenses table and Example, and replace with the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	Inst.
Management Fees(1)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	N/A
Other Expenses	2.91%	0.26%
Total Annual Fund Operating Expenses	3.91%	1.01%
Expense Reimbursement (1)(2)	(2.71)%	(0.16)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.20%	0.85%
(1)Fees have been restated to reflect current fees.
(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.20% for Class A and 0.85% for Institutional Class shares. It is expected that the expense limits will continue through the period ending February 28, 2021; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$493	$1,283	$2,090	$4,186
Institutional Class	87	306	542	1,222

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND

On December 11, 2018, the Board of Directors of Principal Funds, Inc. approved hiring Finisterre Capital LLP (“Finisterre”) as a sub-advisor for the Fund. This proposal will be submitted for shareholder vote at a meeting scheduled for April 25, 2019. Additional information about this proposal was provided in the Proxy Statement that was mailed to Fund shareholders of record as of February 21, 2019. If shareholders approve the proposal, it is anticipated that Finisterre will replace Stone Harbor Investment Partners LP as sub-advisor to the Fund in May 2019.

SUMMARY FOR GOVERNMENT MONEY MARKET FUND

Under Purchase and Sale of Fund Shares, delete the first sentence.

SUMMARY FOR HIGH YIELD FUND I

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective July 1, 2019, the 80% test relating the name of High Yield Fund I to its principal investments, as required by Rule 35d-1 under the Investment Company Act, will be changed to correspond to the Fund’s new name, High Income Fund. On that date, delete all references in this prospectus to High Yield Fund I, and replace with High Income Fund.

On March 11, 2019, the Board of Directors of Principal Funds, Inc. approved hiring Post Advisory Group, LLC (“Post”) as a sub-advisor for the Fund. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of the Fund tentatively scheduled for June 21, 2019. Additional information about this proposal will be provided in the Proxy Statement that is expected to be mailed in May 2019 to Fund shareholders of record as of April 1, 2019. If shareholders approve the proposal, it is anticipated that Post will replace Neuberger Berman Investment Advisers LLC as sub-advisor to the Fund effective July 1, 2019.

Effective July 1, 2019, delete the first paragraph under Principal Investment Strategies, and replace with the following:

Under normal circumstances, the Fund invests primarily in below investment grade bonds and bank loans (sometimes called “high yield” or "junk") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond or bank loan has been rated by only one of those agencies, that rating will determine whether it is below investment grade; if the bond or bank loan has not been rated by either of those agencies, those selecting such investments will determine whether it is of a quality comparable to those rated below investment grade). The Fund also invests in investment grade bank loans (also known as senior floating rate interests), securities of foreign issuers, and exchange-traded funds (“ETFs”). The Fund utilizes derivative strategies for managing fixed income exposure. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund invests in credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

After the Temporary Defensive Measures section, add the following new section:

Securities Lending
To generate additional income, a Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities or lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.

PURCHASE OF FUND SHARES

Under Eligible Purchasers, delete the first paragraph and replace with the following:
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.
Under Eligible Purchasers-Government Money Market Fund, delete the first sentence.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

Effective April 1, 2019, under One-Time Fee - Initial Sales Charge - Class A Shares, delete Global Diversified Income from the first table and add it to the third table, as follows:

	Global Diversified Income Fund and SAM Flexible Income Portfolio
		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $100,000	3.75%	3.90%	3.00%
	$100,000 but less than $250,000	2.75%	2.83%	2.25%
	$250,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $250,000 calculated as follows: 1.00% on purchases between $250,000 and $4,999,999, 0.50% on purchases between $5 million and 49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.